Exhibit 10.3

THE BANK OF NOVA SCOTIA

Global Wholesale Services

Derivative Products

44 King St. West, Toronto, Ontario, Canada M5H 1H1

June 18, 2012

ALLIED NEVADA GOLD CORP.

Attention: STEVE JONES

Dear Sirs,

THE BANK OF NOVA SCOTIA (“Party A”) and

ALLIED NEVADA GOLD CORP. (“Party B”)

Our Reference Number: C22429

RE: CROSS CURRENCY SWAP TRANSACTION

This Confirmation supersedes and replaces all prior communication between the parties hereto with respect to the swap transaction described below.

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 15, 2012, as amended and supplemented from time to time (the “Agreement”), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:	May 15, 2012

Effective Date:	May 25, 2012

Termination Date:	June 01, 2019

Fixed Amounts I:

Fixed Rate Payer:	Party A

Notional Amount:	CAD 400,000,000.00

Fixed Rate Payer Payment Dates:	The 1st of each June, December commencing on December 03, 2012 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate Period End Dates:	The 1st of each June, December; with no adjustment to the Period End Dates; commencing on December 01, 2012 to and including the Termination Date

Fixed Rate:	8.75%

Fixed Amounts:	CAD 18,171,232.88 (for the 1st Payment Date) CAD 17,500,000.00 (for each subsequent Payment Date)

Fixed Rate Day Count Fraction:	30/360

Business Days for Fixed Rate Payments:	London, New York, Toronto

Business Day Convention:	Modified Following Business Day Convention

Fixed Amounts II:

Fixed Rate Payer:	Party B

Notional Amount:	USD 400,400,400.40

Fixed Rate Payer Payment Dates:	The 1st of each June, December commencing on December 03, 2012 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate Period End Dates:	The 1st of each June, December; with no adjustment to the Period End Dates; commencing on December 01, 2012 to and including the Termination Date

Fixed Rate:	8.375%

Fixed Amounts:	USD 17,409,875.63 (for the 1st Payment Date)

USD 16,766,766.77 (for each subsequent Payment Date)

Fixed Rate Day Count Fraction:	30/360

Business Days for Fixed Rate Payments:	London, New York, Toronto

Business Day Convention:	Modified Following Business Day Convention

Initial Exchange

Initial Exchange Date:	May 25, 2012, subject to adjustment in accordance with the Modified Following Business Day Convention

Party A

Initial Exchange Amount:	USD 400,400,400.40

Party B

Initial Exchange Amount:	CAD 400,000,000.00

Final Exchange

Final Exchange Date:	June 01, 2019, subject to adjustment in accordance with the Modified Following Business Day Convention

Party A

Final Exchange Amount:	CAD 400,000,000.00

Party B

Final Exchange Amount:	USD 400,400,400.40

Mutual Put Provision

(i) Provided an Event of Default, Potential Event of Default or Termination Event (as such terms are defined in the ISDA Agreement) has not occurred or is not then continuing with respect to the party hereto invoking this provision (the “Requesting Party”) (and which, in the context of a Termination Event renders this Transaction an Affected Transaction) or provided an Early Termination Date has not been designated or has not occurred in respect of this Transaction, the Requesting Party may upon notice to the other party hereto given in accordance with Section 12 of the ISDA Agreement elect to terminate this Transaction as of June 01, 2016 (subject to adjustment in accordance with the Following Business Day Convention) (such date being the Optional Early Termination Date.).

(ii) The Requesting Party’s election notice must become effective, in accordance with Section 12 of the ISDA Agreement, on or before the 0 Business Day(s) preceding the Optional Termination Date designated in such notice (the “Election Date”) failing which the Requesting Party shall be deemed to have elected not to terminate this Transaction.

(iii) The Calculation Agent shall, in good faith, acting reasonably and based on its standard practices and procedures, determine an amount that the Requesting Party should pay to, or receive from, the other party, as the case may be, for terminating the Transaction as of the Optional Early Termination Date. If the parties agree with such amount, the party that would be entitled to payment upon such termination shall be paid such amount by the other party on the Optional Termination Date. If the parties do not agree, the termination amount payable by either Party in the context of paragraph (1) above shall be equal to the mark-to-market value of this Transaction which shall be determined in accordance with Section 6(e)(ii)(2) of the Agreement as if both parties hereto were Affected Parties, the relevant Optional Early Termination Date were the relevant Early Termination Date, this Transaction were the only Terminated Transaction and based upon a payment measure of Market Quotation and payment method of Second Method; provided, however, that the Calculation Agent shall obtain all necessary quotations from Reference Market-makers and make all calculations necessary to give effect to Section 6(e)(ii)(2) in order to determine the amount then payable by the relevant party. The termination amount, as determined in accordance with this paragraph (3), shall be payable on the relevant Optional Early Termination Date. Upon payment of such termination amount, this Transaction shall terminate and be of no further force and effect.

(iv) Notwithstanding the foregoing, in the event an Event of Default or Termination Event in respect of which the Requesting Party is the Defaulting Party or the Affected Party, occurs and is continuing on or after the relevant Election Date but prior to the relevant Optional Early Termination Date, the other party may exercise its rights under the ISDA Agreement as if this provision had not been invoked.

Calculation Agent	Party A

3. Relationship Between Parties:

Each party will be deemed to represent to the other on the date of this Confirmation that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advise from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advise or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advise or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee (written or oral) as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advise), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming and assumes the risk of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or as an advisor to it in respect of this Transaction.

(d) Line of Business. It has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of its business.

4. Account Details:

Payments to Party A in CAD:	BANK OF NOVA SCOTIA TORONTO CANADA A/C: 002390361 Swift Code: NOSCCATT Favour: BANK OF NOVA SCOTIA TORONTO CA

Payments to Party A in USD:	BANK OF NOVA SCOTIA NEW YORK UNITED STATES A/C: 602736 Swift Code: NOSCUS33 Favour: BANK OF NOVA SCOTIA TORONTO CA

Payments to Party B in CAD:	BANK OF NOVA SCOTIA TORONTO CANADA A/C: 476961381210 Swift Code: NOSCCATT ABA: 026002532 Favour: ALLIED NEVADA GOLD CORP.

Payments to Party B in USD:	BANK OF NOVA SCOTIA NEW YORK UNITED STATES Swift Code: NOSCUS33 For Further Credit to BNS Houston Swift Code: NOSCUS4H Favour: ALLIED NEVADA GOLD CORP. A/C: 0823236

5. Offices:

(a)	For purposes of this Transaction, the Office of Party A is Toronto, Ontario, Canada.

(b)	For purposes of this Transaction, the Office of Party B is Reno, Nevada, USA.

6. The parties hereto agree that this Confirmation, whether received in original or facsimile form, may be executed in counterparts, which execution may be effected by means of facsimile transmission, and which when taken together shall constitute a single and original agreement between the parties and a binding supplement to the ISDA Master Agreement executed or deemed executed by the parties. Where execution is effected by means of facsimile transmission, the parties agree that the sender’s signature as printed by the recipient’s facsimile machine shall be deemed to be the sender’s original signature.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us, Attention: Structured Products, Facsimile: 416-933-2291.

6. The parties hereto agree that this Confirmation, whether received in original or facsimile form, may be executed in counterparts, which execution may be effected by means of facsimile transmission, and which when taken together shall constitute a single and original agreement between the parties and a binding supplement to the ISDA Master Agreement executed or deemed executed by the parties. Where execution is effected by means of facsimile transmission, the parties agree that the sender’s signature as printed by the recipient’s facsimile machine shall be deemed to be the sender’s original signature.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us, Attention: Structured Products, Facsimile: 416-933-2291.

Yours sincerely,

THE BANK OF NOVA SCOTIA

By:	/s/ Jackson Cheung
Name:	Jackson Cheung
Title:	CA

By:	/s/ Kathryn J. Iozzo
Name:	Name: Kathryn J. Iozzo
Title:	Title: Senior Manager
Signature Number: 10095

Confirmed as of the date first written:

ALLIED NEVADA GOLD CORP.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	EVP & CFO

By:	/s/ Joseph B. Doherty
Name	Joseph B. Doherty
Title	Treasurer

THE BANK OF NOVA SCOTIA

Global Wholesale Services

Derivative Products

44 King St. West, Toronto, Ontario, Canada M5H 1H1

June 18, 2012

ALLIED NEVADA GOLD CORP.

Attention: STEVE JONES

Dear Sirs,

THE BANK OF NOVA SCOTIA (“Party A”) and

ALLIED NEVADA GOLD CORP. (“Party B”)

Our Reference Number: X52571

RE: FOREIGN EXCHANGE TRANSACTION

This Confirmation supersedes and replaces all prior communication between the parties hereto with respect to the swap transaction described below.

The purpose of this letter of agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (“the Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 1998 FX and Currency Option Definitions (as published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and the Foreign Exchange Committee) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 15, 2012, as amended and supplemented from time to time (the “Agreement”), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:	May 23, 2012

Value Date:	May 25, 2012

Amount and Currency Payable by Party A:	CAD 11,000,000.00

Amount and Currency Payable by Party B:	USD 10,754,790.77

Exchange Rate:	1.0228

Business Days:	New York, Toronto

Business Day Convention:	Modified Following Business Day Convention

3. Relationship Between Parties:

Each party will be deemed to represent to the other on the date of this Confirmation that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advise from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advise or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advise or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee (written or oral) as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advise), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming and assumes the risk of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or as an advisor to it in respect of this Transaction.

(d) Line of Business. It has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of its business.

4. Account Details:

Payments to Party A in USD:	BANK OF NOVA SCOTIA NEW YORK UNITED STATES A/C: 602736 Swift Code: NOSCUS33 Favour: BANK OF NOVA SCOTIA TORONTO CA

Payments to Party B in CAD:	BANK OF NOVA SCOTIA TORONTO CANADA A/C: 476961381210 Swift Code: NOSCCATT ABA: 026002532 Favour: ALLIED NEVADA GOLD CORP.

5. Offices:

(a)	For purposes of this Transaction, the Office of Party A is Toronto, Ontario, Canada.

(b)	For purposes of this Transaction, the Office of Party B is Reno, Nevada, USA.

Yours sincerely,

THE BANK OF NOVA SCOTIA

By:	/s/ Jackson Cheung
Name:	Jackson Cheung
Title:

By:	/s/ Kathryn J. Iozzo
Name:	Name: Kathryn J. Iozzo
Title:	Title: Senior Manager
Signature Number: 10095

Confirmed as of the date first written:

ALLIED NEVADA GOLD CORP.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	EVP & CFO

By:	/s/ Joseph B. Doherty
Name	Joseph B. Doherty
Title	Treasurer